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                                                                      Exhibit 24

                           Central Federal Corporation
                                Power of Attorney
                       Registration Statement on Form S-3

The undersigned directors and officers of Central Federal Corporation (the "Company") hereby constitute and appoint Eloise L. Mackus, Therese Ann Liutkus and Stanley E. Everett, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a registration statement on Form S-3 to register certain shares of the Company's Common Stock, and any and all amendments and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission, National Association of Securities Dealers and any state securities agencies pertaining to such registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

Dated the 25th day of April, 2005, unless otherwise indicated.


SIGNATURE                                TITLE

/s/David C. Vernon           Chairman of the Board
------------------
David C. Vernon

/s/Mark S. Allio             Vice Chairman of the Board; President and Chief
----------------             Executive Officer (principal executive officer)
Mark S. Allio

/s/Therese Ann Liutkus       Treasurer and Chief Financial Officer (principal
----------------------       financial officer and principal accounting officer)
Therese Ann Liutkus

/s/Jeffrey W. Aldrich        Director
---------------------
Jeffrey W. Aldrich

/s/Thomas P. Ash             Director
----------------
Thomas P. Ash

/s/W. R. Downing             Director
----------------
W. R. Downing

/s/Gerry W. Grace            Director
-----------------
Gerry W. Grace

/s/Jerry F. Whitmer          Director
-------------------
Jerry F. Whitmer